EXHIBIT 32.1

                WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER
                      Pursuant to 18 U.S.C. Section 1350 as
        adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002


            Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned President and Chief Executive Officer of Digital Fusion, Inc. (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 11, 2005                      By:  /s/ Roy E. Crippen, III
                                                --------------------------------
                                                Roy E. Crippen, III


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                WRITTEN STATEMENT OF THE CHIEF ACCOUNTING OFFICER
                      Pursuant to 18 U.S.C. Section 1350 as
        adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002


            Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Vice President and Chief Accounting Officer of Digital Fusion, Inc. (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 11, 2005                      By:  /s/ Christopher L. Brunhoeber
                                                --------------------------------
                                                Christopher L. Brunhoeber